PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES.  THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ Julie F. Williams
    Julie F. Williams
    Secretary

PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                 FIXED-INCOME FUNDS

                                Sales Charge                 Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


                    THE CASH MANAGEMENT TRUST OF AMERICA
                                      AND
                  THE U.S. TREASURY MONEY FUND OF AMERICA
                                      AND
                    THE TAX-EXEMPT MONEY FUND OF AMERICA

                                     Part B
                      Statement of Additional Information

                               December 1, 1999
                          (as amended January 10, 2000)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Cash Management Trust of America ("CMTA"), The U.S. Treasury Money Fund of America ("CTRS") and The Tax-Exempt Money Fund of America ("CTEX") dated December 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                     The Cash Management Trust of America
                   The U.S. Treasury Money Fund of AmericaThe
                        Tax-Exempt Money Fund of America
                              Attention: Secretary
                             333 South Hope Street
                          Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        3
Fundamental Policies and Investment Restrictions. . . . . . . . . .        7
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .       13
Fund Trustees and Officers. . . . . . . . . . . . . . . . . . . . .       14
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       21
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       24
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Shareholder Account Services and Privileges . . . . . . . . . . . .       32
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       35
General Information . . . . . . . . . . . . . . . . . . . . . . . .       35
Investment Results and Related Statistics . . . . . . . . . . . . .       36
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Financial Statements




                          Money Market Funds -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


CASH MANAGEMENT TRUST OF AMERICA

     DEBT SECURITIES

     -The fund will invest substantially all of its assets in securities rated in the highest short-term rating categories (i.e., Prime-1, A-1).

     MATURITY

     -The fund's dollar-weighted average portfolio maturity will be approximately 35 days or less.

U.S. TREASURY MONEY FUND

     U.S. TREASURY SECURITIES

     -The fund will invest substantially all of its assets in U.S. Treasury securities.

     MATURITY

     -The fund's dollar-weighted average portfolio maturity will be approximately 90 days or less.

TAX-EXEMPT MONEY FUND OF AMERICA

     TAX-EXEMPT SECURITIES

     -The fund will invest at least 80% of its assets in securities the interest on which is exempt from federal income tax.

     DEBT SECURITIES

     -The fund may invest up to 20% of its assets in securities that are subject to alternative minimum taxes.

     -The fund will invest substantially all of its assets in securities rated in the highest short-term rating categories (i.e., Prime-1, A-1).

     MATURITY

     -The fund's dollar-weighted average portfolio maturity will be approximately 60 days or less.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


                          Money Market Funds -- Page 2

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


INVESTMENT POLICIES -- CMTA and CTEX may invest in securities that are rated in the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees ("eligible securities"). The nationally recognized statistical rating organizations currently rating instruments of the type each fund may purchase are Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc., Fitch Investors Service, Inc., and IBCA Limited and IBCA Inc. Subsequent to its purchase, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such securities from a fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold the securities. Investments in eligible securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated eligible securities not determined by the Board of Trustees to be comparable quality to those rated in the highest category, will be limited to 5% of a fund's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of a fund's total assets or $1,000,000. It is the current policy of CMTA and CTEX to invest only in instruments rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation or in instruments that do not have short-term ratings by Moody's or S&{ but determined to be of comparable quality in accordance with U.S. Government, its agencies or instrumentalities as to the payment of principal and interest. CTRS invests exclusively in U.S. Treasury securities, which are of the highest credit quality.


THE CASH MANAGEMENT TRUST OF AMERICA

CMTA may invest in the short-term securities described below:


COMMERCIAL PAPER: Short-term notes (usually maturing in 90 days or less) issued by companies or governmental bodies.


COMMERCIAL BANK OBLIGATIONS: Certificates of deposit (interest-bearing time deposits), bank notes, bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) representing direct or contingent obligations of commercial banks with assets in excess of $1 billion, based on latest published reports, or obligations issued by commercial banks with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U. S. Government. Commercial banks issuing obligations in which CMTA invests must be on an approved list that is monitored on a regular basis; currently all approved banks have assets in excess of $10 billion.


SAVINGS ASSOCIATION OBLIGATIONS: Certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have assets in excess of $1 billion, based on latest published reports, or obligations issued by institutions with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U. S. Government. Savings associations issuing obligations in which CMTA invests must be on an approved list that


                          Money Market Funds -- Page 3
is monitored on a regular basis; currently all approved savings associations have assets in excess of $10 billion.


U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.


CORPORATE BONDS AND NOTES: Corporate obligations that mature, or may be redeemed by CMTA, in 13 months or less. These obligations may originally have been issued with maturities in excess of 13 months. CMTA may currently invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top rating category by Standard & Poor's Corporation or by Moody's Investors Service, Inc. See "Description of Ratings for Debt Securities" for a description of high-quality ratings by Standard & Poor's Corporation and Moody's Investors Service, Inc.


THE TAX-EXEMPT MONEY FUND OF AMERICA
------------------------------------

MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, their exclusion from gross income for federal income tax purposes and, where applicable, state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.


                          Money Market Funds -- Page 4

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


TEMPORARY TAXABLE INVESTMENTS -- A portion of CTEX's assets, which will normally be less than 20%, may be invested in high-quality taxable short-term securities. Such temporary investments may include: (1) obligations of the U.S. Treasury;
(2) obligations of agencies and instrumentalities of the U.S. Government; and
(3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances. These investments may be made when deemed advisable for temporary defensive purposes or when the Investment Adviser believes there is an unusual disparity between the after-tax income available on taxable investments and the income available on tax-exempt securities.


THE TAX-EXEMPT MONEY FUND OF AMERICA AND THE U.S. TREASURY MONEY FUND OF AMERICA
--------------------------------------------------------------------------------

LOANS OF PORTFOLIO SECURITIES -- Each fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. Each fund may at any time call a loan of its portfolio


                          Money Market Funds -- Page 5
securities and obtain the return of the loaned securities. Each fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.


REPURCHASE AGREEMENTS -- Although CTEX or CTRS have no current intention of doing so during the next 12 months, each fund is authorized to enter into repurchase agreements, subject to the standards applicable to CMTA's repurchase agreement transactions as described above.


THE U.S. TREASURY MONEY FUND OF AMERICA
---------------------------------------


The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


THE CASH MANAGEMENT TRUST OF AMERICA, THE U.S. TREASURY MONEY FUND OF AMERICA
-----------------------------------------------------------------------------
AND THE TAX-EXEMPT MONEY FUND OF AMERICA
----------------------------------------

MONEY MARKET INSTRUMENTS - The funds invest in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months or less in the case of U.S. Government securities). For CMTA they include: (1) commercial paper (notes issued by corporations or governmental bodies), (2) commercial bank obligations such as certificates of deposit, bank notes, and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and savings bank obligations, (4) securities of the U.S. Government, its agencies or instrumentalities, and (5) corporate bonds and notes. CMTA may invest in securities issued by non-U.S. entities or in securities with credit and liquidity support features provided by non-U.S. entities. Since these securities are issued by entities that may have substantial operations outside the U.S. they may involve additional risks and considerations. These securities may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or payment of interest. Securities of U.S. issuers with substantial operations outside the U.S. may also be subject to similar risks.


CTRS may invest in instruments that include U.S. Treasury bills, notes, and bonds. CTEX invests in money market instruments that are issued by states, territories, or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("municipalities") to obtain funds for various public purposes. CTEX may purchase various types of municipal securities including tax, bond, revenue, and grant anticipation notes, construction loan notes, municipal commercial paper, general obligation bonds, revenue bonds and industrial development bonds. In addition, CTEX may invest in municipal securities that are supported by credit and liquidity enhancements, which include letters of credit from domestic and non- U.S. banks and other financial institutions. Changes in the credit quality of these institutions could cause the fund to experience a loss and may affect its share price. To the extent that the credit quality of these institutions is downgraded, investments in such securities could increase the level of illiquidity of the fund's portfolio for the remaining maturity of the instruments.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


"PUT" SECURITIES - CMTA and CTEX may purchase securities that provide for the right to resell them to the issuer, a bank, or a broker-dealer typically at the par value plus accrued interest


                          Money Market Funds -- Page 6
within a specified period of time prior to maturity. This right is commonly known as a "put" or a "demand feature." The funds may pay a higher price for such securities than would otherwise be paid for the same security without such a right. The funds will enter into these transactions only with issuers, banks, or broker-dealers that are determined by Capital Research and Management Company to present minimal credit risks. If an issuer, bank, or broker-dealer should default on its obligation to repurchase, the funds might be unable to recover all or a portion of any loss sustained. There is no specific limit on the extent to which the funds may invest in such securities.


MATURITY -- Each fund determines net asset value using the penny-rounding method, according to rules of the Securities and Exchange Commission, which permits it to maintain a constant net asset value of $1.00 per share under normal conditions. In accordance with rule 2a-7, each fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less (25 months or less in the case of U.S. Government securities) determined in accordance with procedures established by the Board of Trustees to present minimal credit risks. For this purpose, certain variable and floating rate obligations and "put" securities which may otherwise have stated maturities in excess of 13 months (25 months in the case of U.S. Government securities) will be deemed to have remaining maturities equal to the period remaining until the next readjustment of the interest rate or until the fund is entitled to repayment or repurchase of the security. CMTA, CTRS and CTEX currently intend to maintain dollar-weighted average portfolio maturities of approximately 35 days or less, 90 days or less and 60 days or less, respectively.


FORWARD COMMITMENTS - The funds may enter into commitments to purchase or sell securities at a future date. When the funds agree to purchase such securities they assume the risk of any decline in value of the security beginning on the date of the agreement. When the funds agree to sell such securities they do not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the funds could miss a favorable price or yield opportunity, or could experience a loss.


As the funds' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The funds will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the funds' aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because they may have an amount greater than their net assets subject to market risk). Should market values of the funds' portfolio securities decline while the funds are in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The funds will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - Each fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a


                          Money Market Funds -- Page 7
meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


CMTA may not:
         ---


1. Invest its assets in issues other than those of the U.S. Government, its agencies or instrumentalities, obligations of commercial banks and savings institutions with total assets in excess of $1 billion, commercial paper, and investment-grade corporate obligations--all maturing in one year or less. CMTA may, however, invest in obligations issued by commercial banks and savings institutions with assets of less than $1 billion if the principal amounts of such obligations are fully insured by the U. S. Government;

2. Invest more than 5% of its total assets in the securities of any one issuer, except the U.S. Government, its agencies and instrumentalities. With respect to 25% of total assets, commercial banks are excluded from this 5% limitation;

3. Invest more than 25% of total assets in the securities of issuers in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for purposes of this restriction. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. In addition, CMTA may, if deemed advisable, invest more than 25% of its assets in the obligations of commercial banks;

 4. Enter into any repurchase agreement if, as a result, more than 10% of total assets would be subject to repurchase agreements maturing in more than seven days;

 5. Make loans to others except for the purchase of debt securities or entering into repurchase agreements as listed above;

6. Borrow money, except from banks for temporary purposes and then in an amount not in excess of 33-1/3% of total assets. This borrowing power is reserved to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not included for investment purposes;

7. Pledge more than 15% of its assets and then only to secure temporary borrowings from banks;

8.   Sell securities short;

9.   Invest in puts, calls, straddles, spreads or any combination thereof;

10. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate, or commodities;

11.  Engage in the underwriting of securities issued by others.


                          Money Market Funds -- Page 8

Notwithstanding Investment Restriction #9, the fund may invest in securities with put and call features. Notwithstanding Investment Restriction #10, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.


For purposes of Investment Restriction #1, CMTA currently invests only in high quality obligations in accordance with rule 2a-7 under the 1940 Act, as described in the prospectus. (CMTA will notify shareholders 180 days in advance in the event it no longer is required to adhere to rule 2a-7 and it intends to stop relying on the rule.) For purposes of Investment Restriction #2, the fund may invest more than 5% of its total assets in the securities of any one issuer only to the extent allowed under rule 2a-7 of the Investment Company Act of 1940. For purposes of Investment Restriction #3, CMTA will not invest 25% or more of total assets in the securities of issuers in the same industry. Additionally, for purposes of Investment Restriction #3, the Investment Adviser currently interprets the term "commercial banks" to mean domestic branches of U.S. banks. These policies are non-fundamental and may be changed by the Board of Trustees without shareholder approval.


CTRS may not:
         ---


 1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), if immediately after and as a result of such investment (a) with respect to 75% of CTRS' total assets, more than 5% of CTRS' total assets would be invested in securities of the issuer, or (b) CTRS would hold more than 10% of any class of securities or of the total securities of the issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

 2. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, CTRS may invest in securities secured by real estate or interests therein;

 3. Acquire securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of CTRS' total assets;

 4. Make loans to others, except by the purchase of debt securities, entering into repurchase agreements or making loans of portfolio securities;

 5.  Sell securities short;

 6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales of securities;

 7. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of CTRS' total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes. In the event that the asset coverage for CTRS' borrowings falls below 300%, CTRS will reduce within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage, and except that CTRS may enter into reverse repurchase agreements,


                          Money Market Funds -- Page 9
provided that reverse repurchase agreements and any other transactions constituting borrowing by CTRS may not exceed one-third of CTRS' total assets;

 8. Mortgage, pledge, or hypothecate its assets, except in an amount up to 5% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 9. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer in accordance with CTRS' investment objective, policies and restrictions, and later resale, may be deemed to be an underwriting;

10. Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

11. Buy or sell commodities or commodity contracts (including futures contracts) or oil, gas or other mineral exploration or development programs;

12. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that this shall not prevent the purchase of securities which have "put" or "stand-by commitment" features;

13. Purchase or retain the securities of any issuer, if, to the knowledge of CTRS, those individual officers and Board members of CTRS, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest more than 5% of the value of CTRS' total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors;

15. Invest 25% or more of total assets in the securities of issuers in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities are considered separate industries for purposes of this restriction. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% or more limitation on industry concentration. In addition, CTRS may, if deemed advisable, invest 25% or more of its assets in the obligations of commercial banks.

Notwithstanding Investment Restriction #10, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.


For purposes of Investment Restriction #11, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases. For purposes of Investment Restriction #15, the Investment Adviser currently interprets the term "commercial banks" to mean domestic branches of U.S. banks. Finally, CTRS will not invest more than 5% of its net assets valued at market at the time of purchase, in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction. These policies are not deemed fundamental and may be changed by the Board of Trustees without shareholder approval.


                         Money Market Funds -- Page 10

CTEX may not:
         ---


 1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment (a) with respect to 75% of CTEX's total assets, more than 5% of CTEX's total assets would be invested in securities of the issuer, or (b) CTEX would hold more than 10% of any class of securities or of the total securities of the issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

 2. Enter into any repurchase agreement if, as a result, more than 10% of the value of CTEX's total assets would be subject to repurchase agreements maturing in more than seven days;

 3. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, CTEX may invest in securities secured by real estate or interests therein;

 4. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market (including securities of foreign issuers not listed on any recognized foreign or domestic exchange), or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of CTEX's total assets;

 5. Make loans to others, except for the purchase of debt securities, entering into repurchase agreements or making loans of portfolio securities;

 6. Sell securities short, except to the extent that CTEX contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales of securities;

 8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of CTEX's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes. In the event that the asset coverage for CTEX's borrowings falls below 300%, CTEX will reduce within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

 9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 5% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

10. Underwrite any issue of securities, except to the extent that the purchase of municipal securities directly from the issuer in accordance with CTEX's investment objective, policies and restrictions, and later resale, may be deemed to be an underwriting;

11.  Invest in companies for the purpose of exercising control or management;

12. Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;


                         Money Market Funds -- Page 11

13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that this shall not prevent the purchase of municipal securities which have "put" or "stand-by commitment" features;

15. Purchase or retain the securities of any issuer, if, to the knowledge of CTEX, those individual officers and Board members of CTEX, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

16. Invest more than 5% of the value of CTEX's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors;

17. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.

For purposes of Investment Restriction #2, the fund will not enter into any repurchase agreement if, as a result, more than 10% of net assets would be subject to repurchase agreements maturing in more than seven days.


For the purpose of CTEX's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation securities is made by the Investment Adviser on the basis of the characteristics of the securities as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such securities. For purposes of investment restriction #13 the term "commodities contract" includes futures contracts.


Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.


For purposes of Investment Restriction #16, the fund may invest more than 5% of its total assets in the securities of any one issuer only to the extent allowed under rule a-7 of the Investment Company Act of 1940.


The following policies of CTEX are not deemed fundamental, and thus may be changed by the Board of Trustees without shareholder approval: CTEX may not invest 25% or more of its assets in municipal securities the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. Government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects. CTEX may invest no more than an aggregate of 20% of its total assets in industrial development securities. There could be economic, business or political developments which might affect all municipal securities of a similar category or type or issued by issuers within any particular geographical area or jurisdiction. Finally, CTEX will not invest more than 5% of its net assets valued at market at the time of purchase, in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange; however,


                         Money Market Funds -- Page 12
warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.


                      FUND ORGANIZATION AND VOTING RIGHTS

Each fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust (Cash Management Trust on March 1, 1976, Tax-Exempt Money Fund on December 5, 1988 and U.S. Treasury Money Fund on December 19, 1990).


All fund operations are supervised by each fund's board of trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, each fund will hold a meeting at which any member of the board could be removed by a majority vote.


                         Money Market Funds -- Page 13

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation


                                                                                          AGGREGATE
                                                                                         COMPENSATION
                                                                                    (INCLUDING VOLUNTARILY
                                                                                           DEFERRED
                                                                                       COMPENSATION/1/)
                                                                                        FROM THE FUND
                                POSITION                                              DURING FISCAL YEAR
                                  WITH          PRINCIPAL OCCUPATION(S) DURING              ENDED
   NAME, ADDRESS AND AGE       REGISTRANT                PAST 5 YEARS                 SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.         Trustee        Corporate Director and author;          none/3/     CMTA
 6077 San Elijo, Box 2494                     former United States Ambassador to      $1,400      CTEX
 Rancho Santa Fe, CA 92067                    Spain; former Vice Chairman of the      none/3/     CTRS
 Age: 65                                      Board, Knight-Ridder, Inc., former
                                              Chairman and Publisher, The Miami
                                              Herald
------------------------------------------------------------------------------------------------------------
 H. Frederick Christie         Trustee        Private Investor.  Former President     $6,250       CMTA
 P.O. Box 144                                 and Chief Executive Officer, The        $2,650       CTEX
 Palos Verdes Estates, CA                     Mission Group (non-utility holding      $3,150       CTRS
 90274                                        company, subsidiary of Southern
 Age: 66                                      California Edison Company)
------------------------------------------------------------------------------------------------------------
 +Don R. Conlan                Trustee        President (retired), The Capital               none/4/
 1630 Milan Avenue                            Group Companies, Inc.
 South Pasadena, CA 91030
 Age: 63
------------------------------------------------------------------------------------------------------------
 Diane C. Creel                Trustee        CEO and President, The Earth            $5,200       CMTA
 100 W. Broadway                              Technology Corporation                  $1,800       CTEX
 Suite 5000                                   (international consulting               $2,300       CTRS
 Long Beach, CA 90802                         engineering)
 Age: 51
------------------------------------------------------------------------------------------------------------
 Martin Fenton                 Trustee        Chairman, Senior Resource Group LLC     $5,600/4/     CMTA
 4660 La Jolla Village                        (development and management of          $2,000/4/     CTEX
 Drive                                        senior living communities)              $2,500/4/     CTRS
 Suite 725
 San Diego, CA 92122
 Age: 64
------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller             Trustee        President, Fuller Consulting            $6,000       CMTA
 4337 Marina City Drive                       (financial management consulting        $2400        CTEX
 Suite 841 ETN                                firm)                                   $      2,900      CTRS
 Marina del Rey, CA 90292
 Age: 53
------------------------------------------------------------------------------------------------------------
 +*Abner D. Goldstine          President,     Senior Vice President and Director,            none/5/
 Age: 69                       PEO            Capital Research and Management
                               and Trustee    Company
------------------------------------------------------------------------------------------------------------
 +**Paul G. Haaga, Jr.         Chairman of    Executive Vice President and                   none/5/
 Age: 50                       the Board      Director, Capital Research and
                                              Management Company
------------------------------------------------------------------------------------------------------------
 Herbert Hoover III            Trustee        Private Investor                        $5,800/6/      CMTA
 1520 Circle Drive                                                                    $2,200/6/      CTEX
 San Marino, CA 91108                                                                 $2,700/6/      CTRS
 Age: 72
------------------------------------------------------------------------------------------------------------
 Richard G. Newman             Trustee        Chairman, President and CEO, AECOM      $5,600/4/      CMTA
 3250 Wilshire Boulevard                      Technology Corporation                  $2,200/4/      CTEX
 Los Angeles, CA 90010-1599                   (architectural engineering)             $2,700/4/      CTRS
 Age: 65
------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez              Trustee        President, The Sanchez Family           none/3/     CMTA
 5234 Via San Delarro, #1                     Corporation dba McDonald's              $1,200      CTEX/4/
 Los Angeles, CA 90022                        Restaurants (McDonald's licensee)       none/3/     CTRS
 Age: 55
------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM       TOTAL NUMBER
                                   ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND           BOARDS
                                   MANAGEMENT COMPANY           ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE      TRUSTEE
   NAME, ADDRESS AND AGE      YEAR ENDED SEPTEMBER 30, 1999    SERVES/2/
---------------------------------------------------------------------------
 Richard G. Capen, Jr.                  $ 45,250                   14
 6077 San Elijo, Box 2494
 Rancho Santa Fe, CA 92067
 Age: 65
---------------------------------------------------------------------------
 H. Frederick Christie                  $211,600                   19
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 66
---------------------------------------------------------------------------
 +Don R. Conlan                          none/4/                   12
 1630 Milan Avenue
 South Pasadena, CA 91030
 Age: 63
---------------------------------------------------------------------------
 Diane C. Creel                         $ 48,000                   12
 100 W. Broadway
 Suite 5000
 Long Beach, CA 90802
 Age: 51
---------------------------------------------------------------------------
 Martin Fenton                          $132,600                   15
 4660 La Jolla Village
 Drive
 Suite 725
 San Diego, CA 92122
 Age: 64
---------------------------------------------------------------------------
 Leonard R. Fuller                      $ 63,267                   13
 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 53
---------------------------------------------------------------------------
 +*Abner D. Goldstine                    none/5/                   12
 Age: 69

---------------------------------------------------------------------------
 +**Paul G. Haaga, Jr.                   none/5/                   14
 Age: 50

---------------------------------------------------------------------------
 Herbert Hoover III                     $ 61,083                   1/6/
 1520 Circle Drive
 San Marino, CA 91108
 Age: 72
---------------------------------------------------------------------------
 Richard G. Newman                      $107,100                   13
 3250 Wilshire Boulevard
 Los Angeles, CA 90010-1599
 Age: 65
---------------------------------------------------------------------------
 Frank M. Sanchez                       $  5,050                   12
 5234 Via San Delarro, #1
 Los Angeles, CA 90022
 Age: 55
---------------------------------------------------------------------------





                         Money Market Funds -- Page 14

                         Money Market Funds -- Page 15

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.
* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071
1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Richard G. Capen, Jr. and Frank M. Sanchez did not serve as Trustees of
  CMTA or CTRS during each fund's fiscal year ended September 30, 1999 and, therefore, received no compensation. Both were elected by shareholders as Trustees of CMTA and CTRS on November 19, 1999.

4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended September 30, 1999 for participating Trustees is as follows: Richard G. Capen ($1,418 - CTEX), Martin Fenton ($4,566 - CMTA; $434 - CTEX and $1,014 -
  CTRS), Richard G. Newman ($21,566 - CMTA; $9,503 - CTEX and $10,658 - CTRS) and Frank M. Sanchez ($204 - CTEX). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

5 Don R. Conlan, Abner D. Goldstine, and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

6 Herbert Hoover III served as a Trustee of CMTA, CTRS and CTEX through each fund's fiscal year, but did not stand for re-election as a Trustee of CMTA and CTRS on November 19, 1999 and retires as a Trustee of CTEX on December 31, 1999.


                         Money Market Funds -- Page 16

                                    OFFICERS


                               POSITION(S)      PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT             PAST 5 YEARS
-------------------------------------------------------------------------------
Teresa S. Cook          47   Vice President    Senior Vice President -
333 South Hope Street        (CMTA and CTRS    Investment Management Group,
Los Angeles, CA 90071        only)             Capital Research and Management
                                               Company
-------------------------------------------------------------------------------
Michael J. Downer       44   Vice President    Senior Vice President - Fund
333 South Hope Street                          Business Management Group,
Los Angeles, CA 90071                          Capital Research and Management
                                               Company
-------------------------------------------------------------------------------
Neil L. Langberg        46   Senior Vice       Vice President - Investment
11100 Santa Monica           President (CTEX)  Management Group, Capital
Blvd.                                          Research and Management Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Karen F. Hall           34   Assistant         Assistant Vice President -
333 South Hope Street        Vice President    Investment Management Group,
Los Angeles, CA 90071        (CMTA and CTRS    Capital Research and Management
                             only)             Company
-------------------------------------------------------------------------------
Julie F. Williams       51   Secretary         Vice President - Fund Business
333 South Hope Street                          Management Group, Capital
Los Angeles, CA 90071                          Research and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   37   Treasurer         Vice President - Fund Business
135 South State                                Management Group, Capital
College Blvd.                                  Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Kimberly S. Verdick     35   Assistant         Assistant Vice President - Fund
333 South Hope Street        Secretary         Business Management Group,
Los Angeles, CA 90071                          Capital Research and Management
                                               Company
-------------------------------------------------------------------------------
Todd L. Miller          41   Assistant         Assistant Vice President - Fund
135 South State              Treasurer         Business Management Group,
College Blvd.                                  Capital Research and Management
Brea, CA 92821                                 Company
-------------------------------------------------------------------------------


# Positions within the organizations listed may have changed during this period.

All of the officers listed are officers, and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by a fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The funds pay annual fees to Trustees who are not affiliated with the Investment Adviser
as follows:   CMTA - $4,000; CTEX - $400 and CTRS - $900.  In addition, each fund pays $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of November 1, 1999 the officers and Directors of the fund and their


                         Money Market Funds -- Page 17
families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - Each fund has an Investment Advisory and Service Agreement (the "Agreement") with the Investment Adviser which provides that the Investment Adviser shall determine which securities shall be purchased or sold by each fund and provides certain services to each fund.


The CMTA Agreement will continue in effect until May 31, 2000, unless sooner terminated. The CTEX Agreement will continue in effect until October 1, 2000, unless sooner terminated, and the CTRS Agreement will continue in effect until October 31, 2000, unless sooner terminated. Each Agreement may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of each fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. Each fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend


                         Money Market Funds -- Page 18
disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to each fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


Capital Research and Management Company manages the investment portfolios and business affairs of the funds and receives an annual fee from each fund as follows:


     Cash Management Trust: 0.32% on the first $1 billion of average net assets; plus 0.29% on average net assets between $1 billion and $2 billion; plus 0.27% on average net assets in excess of $2 billion;

     U.S. Treasury Money Fund: 0.30% on the first $800 million of average net assets; plus 0.285% on average net assets in excess of $800 million;

     Tax-Exempt Money Fund: 0.39% on the first $200 million of average net assets; plus 0.37% on average net assets between $200 million and $600 million; plus 0.33% on the portion of average net assets between $600 million and $1.2 billion; plus 0.29% on average net assets in excess of $1.2 billion.

The Investment Adviser has agreed to waive its fees by any amount necessary to assure that such expenses do not exceed applicable expense limitations in any state in which the funds' shares are being offered for sale.


CMTA The Agreement provides that the Investment Adviser will reimburse CMTA for
----
any expenses incurred by CMTA in any fiscal year, exclusive of interest, taxes, brokerage costs and extraordinary items such as litigation and acquisitions, to the extent such expenses exceed the lesser of 25% of gross income for the preceding year or the sum of (a) 1-1/2% of the average daily net assets of the preceding year up to and including $30 million, and (b) 1% of any excess of average daily net assets of preceding year over $30 million. The Investment Advisory fee is included as an expense of CMTA and is subject to the expense limitation described in the preceding sentence.


CTEX The Investment Adviser has agreed that in the event the expenses of the
----
fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending ona date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.


CTRS The Investment Adviser has agreed to bear any CTRS expenses (with the
----
exception of interest, taxes, brokerage costs and extraordinary expenses such as litigation and acquisitions) in excess of 0.75% of CTRS's average net assets per annum, subject to reimbursement by CTRS during a period which will terminate at the earlier of (i) such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or (ii) February 1, 2001. Additionally, the Investment Adviser voluntarily agreed to waive its fees to


                         Money Market Funds -- Page 19
the extent necessary to ensure that fund expenses do not exceed 0.675% of the average daily net assets. There can be no assurance that this voluntary fee waiver will continue in the future. Each month, to the extent CTRS owes money to the Investment Adviser pursuant to this provision of the Agreement and CTRS' annualized expense ratio for the month is below 0.75%, CTRS will reimburse the Investment Adviser until CTRS' annualized expense ratio equals 0.75% or the debt is repaid, whichever comes first.


For the fiscal years ended September 30, 1999, 1998, and 1997, the Investment Adviser received advisory fees from CMTA of $14,593,000, $11,113,000, and $10,230,000, respectively. For the fiscal years ended September 30, 1999, 1998, and 1997, the Investment Adviser received advisory fees from CTRS of $1,272,000, $875,000, and $808,000, respectively. For the fiscal years ended September 30, 1999, 1998, and 1997, the Investment Adviser received advisory fees from CTEX of $1,003,000, $800,000, and $648,000, respectively. Voluntary fee waivers for CTEX amounted to $56,000 during the fiscal year ended September 30, 1999.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the funds' shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below).


 As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.


Under the Plan each fund may expend up to 0.15% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided each fund's Board of Trustees has approved the category of expenses for which payment is being made. In this regard, each fund's Board of Trustees has approved one category of expenses: a service fee to be paid to qualified dealers. During the fiscal year ended September 30, 1999, CMTA, CTRS and CTEX paid 4,353,000, 438,000, and 109,000, respectively, to the Principal Underwriter under the Plan (compensation to dealers). As of September 30, 1999, distribution expenses accrued and unpaid were $342,000, $38,000 and $7,000 for CMTA, CTRS and CTEX, respectively.


                         Money Market Funds -- Page 20

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DAILY INCOME DIVIDENDS - A dividend from net investment income is declared each day on shares of each fund. This dividend is payable to everyone who was a shareholder at the close of business the previous day. Accordingly, when shares are purchased dividends begin to accrue on the day following receipt by the Transfer Agent of payment for the shares; when shares are redeemed, the shares are entitled to the dividend declared on the day the redemption request is received by the Transfer Agent. Dividends are automatically reinvested in shares, on the last business day of the month, at net asset value (without sales charge), unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends.


Under the penny-rounding method of pricing (see "Purchase of Shares"), each fund rounds its per share net asset value to the nearer cent to maintain a stable net asset value of $1.00 per share. Accordingly its share price ordinarily would not reflect realized or unrealized gains or losses unless such gains or losses were to cause the net asset value to deviate from $1.00 by one half-cent or more. Pursuant to Securities and Exchange Commission regulations, the Trustees have undertaken, as a particular responsibility within their overall duty of care owed to shareholders, to assure to the extent reasonably practicable that each fund's net asset value per share, rounded to the nearer cent, will not deviate from $1.00. Among the steps that could be taken to maintain the net asset value at $1.00 when realized or unrealized gains or losses approached one half-cent per share would be to reflect all or a portion of such gains or losses in the daily dividends declared. This would cause the amount of the daily dividends to fluctuate and to deviate from a fund's net investment income for those days, and could cause the dividend for a particular day to be negative. In that event a fund would offset any such amount against the dividends that had been accrued but not yet paid for that month. Alternatively, each fund has reserved the right to adjust its total number of shares outstanding, if deemed advisable by the Trustees, in order to maintain the net asset value of its shares at $1.00. This would be done either by regarding each shareholder as having contributed to the capital of the fund the number of full and fractional shares that proportionately represents the excess, thereby reducing the number of outstanding shares, or by declaring a stock dividend and increasing the number of outstanding shares. Each shareholder will be deemed to have agreed to such procedure by investing in a fund. Such action would not change a shareholder's pro rata share of net assets, but would reflect the increase or decrease in the value of the shareholder's holdings which resulted from the change in net asset value.


The funds do not ordinarily realize short- or long-term capital gains or losses on sales of securities. If a fund should realize gains or losses, it would distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. Although each fund generally maintains a stable net asset value of $1.00 per share, if the net asset value of shares of a fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. See also "Purchase of Shares" below.


STATE TAXES - Information relating to the percentage of CTEX's income derived from securities issued in a particular state is available upon request from the Transfer Agent at year end.


                         Money Market Funds -- Page 21

Since all of CTRS' dividends are expected to be attributable to income on U.S. Treasury securities, they are generally exempt from state personal income taxes. Also, some states do not have personal income taxes. CTRS believes that, as of the date of this publication, neither the District of Columbia nor any state impose an income tax on dividends attributable to income on U.S. Treasury securities paid by the fund to individuals. However, other taxes may apply to dividends paid by CTRS to individual shareholders. Further, any distributions of capital gains will not be exempt from income taxes. Because tax laws vary from state to state and may change over time, you should consult your tax adviser or state tax authorities regarding the tax status of distributions from CTRS. Corporate shareholders may be subject to income tax or other types of tax on dividends they receive, even in those states that do not impose an income tax on distributions to individual shareholders of CTRS. Corporate shareholders should therefore seek advice from their tax adviser regarding the tax treatment of distributions from CTRS.

                    ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional federal, state and local tax considerations generally affecting CTEX and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of CTEX or its shareholders, and the discussion here and in the funds' prospectus is not intended as a substitute for careful tax planning. Investors should consult their own tax advisers for additional details as to their particular tax situations.


CTEX

GENERAL - CTEX is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of CTEX would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., corporate-type plans, Keogh-type plans and IRA's). Such retirement plans would not gain any benefit from the tax-exempt nature of CTEX's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, CTEX may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders.


The percentage of total dividends paid by CTEX with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for CTEX to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of CTEX's assets must consist of tax-exempt securities. Not later than 60 days after the close of its taxable year, CTEX will notify each shareholder of the portion of the dividends paid by CTEX to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. Shareholders are required by the Code to report to the federal government all exempt-interest dividends received from the fund (as well as all other similar interest). The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by CTEX during


                         Money Market Funds -- Page 22
the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.


Interest on indebtedness incurred by a shareholder to purchase or carry CTEX shares is not deductible for federal income tax purposes if CTEX distributes exempt-interest dividends during the shareholder's taxable year. Although CTEX normally maintains a constant net asset value of $1.00 per share, in the event a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, and is sold or exchanged at a loss, such loss will be disallowed to the extent of the amount of such exempt-interest dividend.


                         Money Market Funds -- Page 23

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Minimums and Fund       lower minimum is noted under
                        Numbers "for initial    "Investment Minimums and Fund
                        investment minimums.    Numbers").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call800/421-0180 to     Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------



                         Money Market Funds -- Page 24

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.


Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT


                         Money Market Funds -- Page 25

SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


SALES CHARGES - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)


Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)



PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Man-


                         Money Market Funds -- Page 26
agement Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


                         Money Market Funds -- Page 27

     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy variable annuities or variable life insurance policies (American Legacy, American Legacy II, American Legacy III, and American Legacy Shareholder's Advantage variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities or variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:


                         Money Market Funds -- Page 28

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, as well as individual holdings in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

PRICE OF MONEY MARKET FUND SHARES - The price you pay for fund shares (normally $1.00) is the net asset value per share which is calculated once daily at the normal close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day,


                         Money Market Funds -- Page 29

Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


The valuation of each fund's portfolio securities and calculation of its net asset value are based upon the penny-rounding method of pricing pursuant to Securities and Exchange Commission regulations. Under the Securities and Exchange Commission regulations permitting the use of the penny-rounding method of pricing, each fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 13 months or less only (25 months or less in the case of U.S. Government securities), and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks.


1. All securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. The maturities of variable or floating rate instruments, with the right to resell them at an agreed-upon price to the issuer or dealer, are deemed to be the time remaining until the later of the next interest adjustment date or until they can be resold.

Other securities with more than 60 days remaining to maturity are valued at prices obtained from a pricing service selected by the Investment Adviser, except that, where such prices re not available or where the Investment Adviser has determined that such prices do not reflect current market value, they are valued at the mean between current bid and ask quotations obtained from one or more dealers in such securities.


Where market prices or market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of expense items; and

3. The net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share. The net asset value of each share will normally remain constant at $1.00.

In case of orders sent directly to a fund or American Funds Service Company, an investment dealer MUST be indicated. Any purchase order may be rejected by the Principal Underwriter or by the funds.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     -Shares held for you in your dealer's street name must be sold through the dealer.


                         Money Market Funds -- Page 30

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -    Requests must be signed by the registered shareholder(s)

     -    A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     - Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     -You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     -You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays


                         Money Market Funds -- Page 31
relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent. Checks that remain uncashed earn no interest.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


                         Money Market Funds -- Page 32

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


                         Money Market Funds -- Page 33

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - Each fund's declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


CHECK WRITING -- When the checks you write are presented to The Chase Manhattan Bank for payment, the bank will instruct the Transfer Agent to withdraw the appropriate number of shares from your account (provided payment for the shares has been collected). The bank's rules and regulations governing such checking accounts include the right of the bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. Each month canceled checks will be returned to you. Generally, you pay no fee for this check writing service; however, reasonable service charges for "regular or frequent use" of this service may be assessed in the future. Besides being convenient, this procedure enables you to continue earning daily income dividends on your money until your checks actually clear.


                         Money Market Funds -- Page 34

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the funds hold non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of each fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $6,887,000, $411,000, and $153,000, by CMTA, CTRS and CTEX, respectively, for the fiscal year ended September 30, 1999.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as each fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of each fund's independent accountants is reviewed and determined annually by the Board of Trustees.


REPORTS TO SHAREHOLDERS - Each fund's fiscal year ends on September 30. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. Each fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the


                         Money Market Funds -- Page 35

Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - Each fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. The funds understand that these service providers have updated all of their computer systems to process date-related information properly following the turn of the century. However, there can be no assurance that these steps are sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.


PERSONAL INVESTING POLICY - The funds, Capital Research and Management Company and its affiliated companies, including the funds' principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where each fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of each fund and also provides for each fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees, officers, employees or agents of each fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


                   INVESTMENT RESULTS AND RELATED STATISTICS

Each fund may from time to time provide yield information (including CTEX tax-equivalent yield information) or comparisons of the fund's yield to various averages in advertisements or in reports furnished to current or prospective shareholders. Yield will be calculated on a seven-day,


                         Money Market Funds -- Page 36
tax-equivalent and effective basis, as appropriate, pursuant to formulas prescribed by the Securities and Exchange Commission:


     Seven-day yield = (net change in account value x /365//\\7\\)

     Tax-equivalent yield = tax-exempt portion of seven-day yield/(1-stated income tax rate) + taxable portion of seven day yield

     Effective yield* = [1 + (net change in account value) /1//\\7\\]/365/

     *The effective yield will assume a year's compounding of the seven-day yield.

CMTA The seven-day and effective yields for the period ended September 30, 1999
----
are calculated as follows:

ASSUMPTIONS:

     Value of hypothetical pre-existing account with exactly one share at the beginning of the period: $1.0000000

     Value of same account* (excluding capital changes) at the end of the seven-day period ending September 30, 1999: $1.00088449

     *Value includes additional shares acquired with dividends paid on the original share.

CALCULATION:

          Ending account value:               $1.00088449

          Less beginning account value:  $1.00000000

          Net change in account value:    $0.00088449

     Seven-day yield  =  (0.00088449 /365/7/)            =   4.61%

     Effective yield     =   [1 + (0.00088449) /1//\\7\\]/365/  =  4.72%

CTRS The seven-day and effective yields for the period ended September 30, 1999
----
are calculated as follows:

ASSUMPTIONS:


     Value of hypothetical pre-existing account with exactly one share at the beginning of the period: $1.0000000

     Value of same account* (excluding capital changes) at the end of the seven-day period ending September 30, 1999: $1.00082767

     *Value includes additional shares acquired with dividends paid on the original share.


                         Money Market Funds -- Page 37

CALCULATION:

          Ending account value:               $1.00082767

          Less beginning account value:  $1.00000000

          Net change in account value:    $0.00082767

     Seven-day yield  =  (0.00082767 X /365/7/)            =   4.23%

     Effective yield      =  [1 + (0.00082767)/1//\\7\\]/365/      =   4.41%

CTEX The seven-day, effective and tax-equivalent yields for the period ended
----
September 30, 1999 are calculated as follows:

ASSUMPTIONS:


     Value of hypothetical pre-existing account with exactly one share at the beginning of the period: $1.0000000

     Value of same account* (excluding capital changes) at the end of the seven-day period ending September 30, 1999: $1.0005568

     *Value includes additional shares acquired with dividends paid on the original share.

CALCULATION:

          Ending account value:                     $1.00055568

          Less beginning account value:        $1.0000000

          Net change in account value:          $0.00055568

          Tax-exempt portion of net change:  $0.00055568

          Taxable portion of net change:        $ -0-

     Seven-day yield                          =  ($0.00055568 X /365/7/)
                    =  2.90%

     Seven-day tax equivalent yield   =  ($0.00055568 X /365/7//(1-0.396)) =
      4.80%

     Effective yield                             =  [1 + ($0.00055568 X
     1/7]/365/        =  2.94%

Each fund's investment results may also be calculated for longer periods in accordance with the following method: by subtracting (a) the net asset value of one share at the beginning of the period, from (b) the net asset value of all shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and distributions) and dividing by (c) the net asset value per share at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and any changes in share price during the


                         Money Market Funds -- Page 38
period. Based on the foregoing formula, the lifetime return of CMTA was 409.4% (for the period 11/3/76 through 9/30/99), the lifetime return of CTEX was 35.5% (for the period 10/24/89 through 9/30/99), and the lifetime return of CTRS was 41.5% (for the period 2/1/91 through 9/30/99).


Each fund's investment results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any yield figure should not be considered representative of what an investment in a fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing each fund's investment results with those published for other investment companies, other investment vehicles and averages. Investment results also should be considered relative to the risks associated with the investment objective and policies.


                         Money Market Funds -- Page 39

      CMTA VS. MONEY MARKET FUND AVERAGE ("MMFA") AND BANK AVERAGE ("BA")

The information below permits investors to compare the results of similar investment vehicles.

    5-YEAR PERIOD           CMTA             MMFA*              BA**
    -------------           ----             -----              ----
  10/1/94 - 9/30/99        + 27.8%          + 27.3%            + 24.6%

   10-Year Period
     1989 - 1999             60.9%            60.5%              60.5%
     1988 - 1998             67.7             66.8               64.3
     1987 - 1997             70.7             69.2               67.0
     1986 - 1996             72.4             70.3               69.0
     1985 - 1995             75.6             73.1               73.5
     1984 - 1994             80.9             78.0               80.5
     1983 - 1993             93.6             89.3               90.9
     1982 - 1992            105.7            100.0              101.6
     1981 - 1991            126.2            118.6              113.0
     1980 - 1990            149.2            135.9              120.9
     1979 - 1989            159.8               NA              123.7
     1978 - 1988            162.0               NA              123.8
     1977 - 1987            159.8               NA              123.9

* Based on yields compiled by the following publications: for figures prior to 1/1/91, the source is the Money Market Fund Survey published by Survey Publications; for figures beginning 1/1/91, IBC/Donoghue's Money Fund Report is used. These publications provide 30-day average yield figures on 1.407 money market funds. This yield figure is mathematically converted to a per-share dividend amount which is then used to produce hypothetical results for the average money market fund.
** Calculated from figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which are based on effective annual rates of interest on both passbook and certificate accounts. Savings accounts offer a guaranteed return of principal and a fixed rate of interest but no opportunity for capital growth.


 CTEX VS. TAX-EXEMPT MONEY MARKET FUND AVERAGE ("MMFA") AND BANK AVERAGE ("BA")


                                            TAX-EXEMPT
LIFETIME PERIOD             CTEX               MMFA#               BA
---------------             ----               -----               --

10/24/89 - 9/30/99          +35.5%            +36.0%             +60.5%


# Same as * except it is for tax-exempt money market funds


 CTRS VS. GOVT MONEY MARKET FUND AVERAGE (" GOVT MMFA") AND BANK AVERAGE ("BA")


                                                GOVT
LIFETIME PERIOD               CTRS              MMFA@              BA
---------------               ----              -----              --

2/1/91 - 9/30/99             +41.5%            +43.5%             +47.1%


 @ Same as * except it is for Government money market funds


                         Money Market Funds -- Page 40

                                    APPENDIX
                    Description of Commercial Paper Ratings

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P ratings of commercial paper are graded into four categories ranging from "A"
---
for the highest quality obligations to "D" for the lowest.


A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 -- Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

                          Description of Bond Ratings

BOND RATINGS -- The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by


                         Money Market Funds -- Page 41
a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


                         Money Market Funds -- Page 42

"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

                                  Note Ratings

STANDARD & POOR'S CORPORATION: "SP-1" and "SP-2" are the two highest note rating categories, and are described as follows:


"SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

"SP-2 Satisfactory capacity to pay principal and interest."

MOODY'S INVESTORS SERVICE, INC.: "MIG-1" and "MIG-2" are the two highest note rating categories, and are described as follows:


"MIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing."

"MIG 2: This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."


                         Money Market Funds -- Page 43

The Cash Management Trust of America
Investment Portfolio, September 30, 1999
                                                          Yield at Principal       Market
                                                       Acquisition    Amount        Value
                                                                        (000)        (000)
                                                          --------  --------     --------



Certificates of Deposit  -  0.85%
Canadian Imperial Bank of Commerce
 5.35%  November 19, 1999                                     5.35%  $50,000   $   50,000
                                                                               ----------
Total Certificates of Deposit                                                       50,000
                                                                               ----------

Commercial Paper  -  74.24%
Abbey National North America
  November 8, 1999                                             5.35    50,000       49,713
American Express Credit Corp.
  October 27, 1999                                             5.31   100,000       99,604
American General Finance Corp.
  November 12, 1999                                            5.36    50,000       49,683
  November 16, 1999                                            5.37    25,000       24,826
American Honda Finance Corp.
  October 14, 1999                                             5.31    75,000       74,846
ANZ (Delaware) Inc.
  October 18, 1999                                             5.31    75,000       74,802
Archer Daniels Midland Co.
  October 5, 1999                                              5.29    35,000       34,975
Associates Corp. of North America
  October 1, 1999                                              5.53    25,000       24,996
  October 8, 1999                                              5.27    25,000       24,971
  November 2, 1999                                             5.31    50,000       49,758
Atlantic Richfield Co.
  November 1, 1999 (1)                                         5.34    25,000       24,882
Barclays U.S. Funding Corp.
  October 18, 1999                                             5.31    50,000       49,869
Bayer Corp.
  October 5, 1999 (1)                                          5.28    40,000       39,971
BellSouth Capital Funding Corp.
  October 18, 1999 (1)                                         5.28    35,000       34,908
  November 16, 1999 (1)                                        5.33    25,000       24,828
  November 17, 1999 (1)                                        5.33    40,000       39,718
BMW U.S. Capital Corp.
  October 7, 1999                                              5.29    40,000       39,960
  October 28, 1999                                             5.32    35,000       34,857
Campbell Soup Co.
  November 15, 1999                                            5.33    35,000       34,764
CBA (Delaware) Finance Inc.
  October 5, 1999                                              5.25    25,000       24,982
  October 13, 1999                                             5.33    25,000       24,956
Chevron USA Inc.
  October 12, 1999 (1)                                         5.34    35,000       34,939
  November 18, 1999 (1)                                        5.37    15,000       14,891
Ciesco LP
  October 12, 1999                                             5.34    50,000       49,912
CIT Group, Inc.
  October 8, 1999                                              5.26    30,000       29,965
  October 26, 1999                                             5.30    20,000       19,924
  November 22, 1999                                            5.37    25,000       24,804
Coca-Cola Co.
  October 18, 1999                                             5.25    50,000       49,870
  October 26, 1999                                             5.30    25,000       24,905
  November 22, 1999                                            5.32    35,000       34,728
Colgate-Palmolive Co.
  October 20, 1999 (1)                                         5.30    75,000       74,780
Duke Energy Corp.
  October 1, 1999                                              5.50    20,000       19,997
  October 12, 1999                                             5.25    30,000       29,948
Eastman Kodak Co.
  October 6, 1999                                              5.24    25,000       24,978
  November 10, 1999                                            5.34    20,000       19,879
  November 17, 1999                                            5.35    20,000       19,859
  November 18, 1999                                            5.34    35,000       34,748
E.I. du Pont de Nemours and Co.
  October 5, 1999                                              5.28    20,000       19,986
  October 6, 1999                                              5.23    25,000       24,978
  November 12, 1999                                            5.31    30,000       29,811
Electronic Data Systems Corp.
  October 06, 1999 (1)                                         5.30    25,000       24,978
  October 25, 1999 (1)                                         5.31    25,000       24,909
Emerson Electric Co.
  October 21, 1999                                             5.82    50,000       49,846
Ford Motor Credit Co.
  October 7, 1999                                              5.26    25,000       24,975
  October 26, 1999                                             5.31    25,000       24,904
  November 17, 1999                                            5.33    50,000       49,648
Fortune Brands Inc.
  October 8, 1999 (1)                                          5.28    10,000        9,988
  October 15, 1999 (1)                                         5.31    50,000       49,890
France Telecom SA
  October 1, 1999                                              5.21     9,192        9,191
  October 6, 1999                                              5.28    25,000       24,978
  November 2, 1999                                             5.34    38,000       37,814
Gannett Co.
  October 6, 1999 (1)                                          5.29    25,000       24,978
  October 22, 1999                                             5.30    50,000       49,839
General Electric Capital Corp.
  October 29, 1999                                             5.35    50,000       49,786
  November 16, 1999                                            5.37    50,000       49,653
General Motors Acceptance Corp.
  October 1, 1999                                              5.24    25,000       24,996
  October 26, 1999                                             5.31    75,000       74,712
Gillette Co.
  October 7, 1999 (1)                                          5.19    25,000       24,975
  November 4, 1999 (1)                                         5.35    25,000       24,871
Glaxo Wellcome PLC
  October 4, 1999 (1)                                          5.24    15,000       14,991
  October 12, 1999 (1)                                         5.31    15,000       14,974
  October 20, 1999 (1)                                         5.31    30,000       29,912
Halifax PLC
  October 4, 1999                                              5.20    25,000       24,986
  November 8, 1999                                             5.34    50,000       49,713
Halliburton Co.
  November 5, 1999                                             5.34    25,000       24,868
  November 8, 1999                                             5.31    45,000       44,743
Hewlett-Packard Co.
  October 12, 1999                                             5.30    50,000       49,912
H.J. Heinz Co.
  October 19, 1999                                             5.30    50,000       49,861
  October 20, 1999                                             5.31    20,000       19,941
  October 21, 1999                                             5.30    25,000       24,923
Household Finance Corp.
  October 8, 1999                                              5.26    30,000       29,965
  October 13, 1999                                             5.31    50,000       49,905
IBM Credit Corp.
  October 1, 1999                                              5.29    50,000       49,993
  October 28, 1999                                             5.33    50,000       49,794
International Lease Finance Corp.
  October 1, 1999                                              5.29    50,000       49,993
Internationale Nederlanden (U.S.) Funding Corp.
  October 14, 1999                                             5.30    50,000       49,898
Johnson & Johnson
  October 12, 1999 (1)                                         5.25    50,000       49,913
KfW International Finance Inc.
  October 6, 1999                                              5.26    25,000       24,978
  November 1, 1999                                             5.29    55,000       54,742
Kimberly-Clark Worldwide Inc.
  October 13, 1999 (1)                                         5.32    50,000       49,905
Lucent Technologies Inc.
  October 4, 1999                                              5.17    25,000       24,986
  October 21, 1999                                             5.29    50,000       49,847
Minnesota Mining & Manufacturing Co.
  October 20, 1999                                             5.30    25,000       24,927
Monsanto Co.
  October 5, 1999 (1)                                          5.26    35,000       34,975
Motorola Credit Corp.
  October 8, 1999                                              5.20    10,500       10,488
  October 14, 1999                                             5.29    20,000       19,959
  November 12, 1999                                            5.60    25,000       24,842
National Australia Funding (Delaware) Inc.
  October 4, 1999                                              5.21    36,500       36,479
  October 7, 1999                                              5.23    35,000       34,965
National Rural Utilities Cooperative
 Finance Corp.
  October 8, 1999                                              5.24    20,000       19,977
  October 19, 1999                                             5.31    55,000       54,850
Pfizer Inc.
  October 4, 1999 (1)                                          5.30    40,000       39,977
  October 7, 1999 (1)                                          5.30    25,000       24,974
  October 14, 1999 (1)                                         5.48    35,000       34,928
Pitney Bowes Credit Corp.
  October 7, 1999                                              5.24    25,000       24,975
Procter & Gamble Co.
  October 13, 1999                                             5.29    80,000       79,848
  October 27, 1999                                             5.31    20,000       19,921
Reed Elsevier Inc.
  October 28, 1999 (1)                                         5.31    50,000       49,795
Rio Tinto America Inc.
  October 5, 1999 (1)                                          5.33    50,000       49,964
  November 9, 1999 (1)                                         5.37    25,000       24,852
SBC Communications Inc.
  November 18, 1999 (1)                                        5.32    50,000       49,641
Schering Corp.
  October 7, 1999                                              5.31    50,000       49,949
Shell Finance (U.K.) PLC
  October 6, 1999                                              5.25    15,000       14,987
  October 29, 1999                                             5.32    25,000       24,894
  November 4, 1999                                             5.42    35,000       34,820
  November 22, 1999                                            5.34    25,000       24,805
Sony Capital Corp.
  October 25, 1999 (1)                                         5.76    50,000       49,817
Svenska Handelsbanken Inc.
  October 1, 1999                                              5.20    25,000       24,996
United Parcel Service of America, Inc.
  October 4, 1999                                              5.31    50,000       49,971
Vodafone Airtouch PLC
  October 19, 1999 (1)                                         5.34    25,000       24,930
  October 25, 1999 (1)                                         5.37    25,000       24,908
Wal-Mart Stores, Inc.
  October 18, 1999 (1)                                         5.31    25,000       24,934
  October 25, 1999 (1)                                         5.30    30,000       29,890
  November 1, 1999 (1)                                         5.32    45,000       44,795
Warner-Lambert Co.
  November 10, 1999 (1)                                        5.33    50,000       49,699
Westpac Captial Corp.
  November 9, 1999                                             5.38    50,000       49,706
Xerox Capital (Europe) PLC
  October 4, 1999                                              5.20    50,000       49,971
  October 6, 1999                                              5.22    10,000        9,991
  October 22, 1999                                             5.30    40,000       39,871
Yale University
  October 5, 1999                                              5.21    17,000       16,988
                                                                               ----------
Total Commercial Paper                                                           4,302,704
                                                                               ----------

Federal Agency Discount Notes  -  25.39%
Fannie Mae
  October 1, 1999                                              5.10     6,000        5,999
  October 7, 1999                                              5.18    25,000       24,975
  October 25, 1999                                             5.28    25,000       24,909
  November 1, 1999                                             5.30    65,500       65,194
  November 2, 1999                                             5.30    50,000       49,759
  November 3, 1999                                             5.28   100,000       99,505
  November 4, 1999                                             5.30    25,000       24,872
  November 5, 1999                                             5.30    40,000       39,790
  November 9, 1999                                             5.21   100,000       99,435
  November 23, 1999                                            5.24    80,000       79,378
Federal Home Loan Bank
  October 8, 1999                                              5.15   156,200      156,023
  October 15, 1999                                             5.22   100,000       99,785
  October 22, 1999                                             5.24    59,205       59,017
  November 5, 1999                                             5.29    65,000       64,659
  November 12, 1999                                            5.20    25,000       24,849
  November 19, 1999                                            5.27    45,000       44,674
Freddie Mac
  October 7, 1999                                              5.20    25,000       24,975
  October 8, 1999                                              5.15   103,000      102,883
  October 14, 1999                                             5.20    55,000       54,890
  October 15, 1999                                             5.22    45,000       44,903
  October 21, 1999                                             5.25    25,000       24,924
  November 4, 1999                                             5.23    60,000       59,694
  November 9, 1999                                             5.29    75,000       74,563
  November 10, 1999                                            5.29    50,000       49,701
  November 15, 1999                                            5.24    65,000       64,564
  November 18, 1999                                            5.27    25,000       24,822
                                                                               ----------
Total Federal Agency Discount Notes                                              1,488,742
                                                                               ----------
OTHER  -  0.85%
Canada BHS
  October 13, 1999                                             5.25    50,000       49,906
                                                                               ----------

Total Investment Securities                                                      5,891,352
( cost: $5,891,320,000 )
Excess of payables over cash and receivables                                      (28,302)
                                                                               ----------
Net Assets                                                                     $5,863,050
                                                                             ============

(1) Restricted securities that can be resold only to institutional investors. In practice, these securities are as liquid as unrestricted securities in the portfolio.

See Notes to the Financial Statements


Cash Management Trust of America
Financial Statements
----------------------------------------             ------------  ------------
Statement of Assets and Liabilities
at September  30, 1999                                (dollars in    thousands)
----------------------------------------             ------------   -----------
Assets:
Investment securities at market
 (cost: $5,891,320)                                                  $5,891,352
Cash                                                                      1,293
Receivables for--
 Sales of fund's shares                                   $50,805
 Accrued interest                                              71        50,876
                                                     ------------   -----------
                                                                      5,943,521
Liabilities:
Payables for--
 Purchases of investments                                       0
 Repurchases of fund's shares                              77,839
 Dividends payable                                          1,066
 Management services                                        1,338
 Accrued expenses                                             228        80,471
                                                     ------------   -----------
Net Assets at September 30, 1999 -
 Equivalent to $1.00 per share on
 5,863,017,250 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                         $5,863,050
                                                                    ===========


Statement of Operations
for the year ended, September 30,1999                 (dollars in    thousands)
                                                     ------------   -----------
Investment Income:
Income:
 Interest                                                             $ 261,262

Expenses:
 Management services fee                                  $14,593
 Distribution expenses                                      4,353
 Transfer agent fee                                         6,887
 Reports to shareholders                                      259
 Registration statement and prospectus                        806
 Postage, stationery and supplies                           1,972
 Trustees' fees                                                23
 Auditing and legal fees                                       46
 Custodian fee                                                456
 Taxes other than federal income tax                           52
 Other expenses                                               160        29,607
                                                     ------------   -----------
 Net investment income                                                  231,655
                                                                    -----------
Increase in Unrealized Appreciation
 on Investments:
Net realized gain                                                             0
Net unrealized appreciation
 on investments:
 Beginning of year                                             16
 End of year                                                   32
                                                     ------------
  Net increase in unrealized appreciation
   on investments                                                            16
                                                                   ------------
Net Increase in Net Assets
Resulting from Operations                                              $231,671
                                                                   ============






Statement of Changes in Net Assets                    (dollars in    thousands)
----------------------------------------             ------------   -----------
                                                       Year ended  September 30

                                                             1999          1998
Operations:                                          ------------   -----------
Net investment income                                  $  231,655     $ 193,772
Net change in unrealized appreciation
 on investments                                                16            (3)
                                                     ------------   -----------
 Net increase in net assets
 resulting from operations                                231,671       193,769
                                                     ------------   -----------
Dividends Paid to Shareholders                           (231,656)     (193,772)
                                                     ------------   -----------
Capital Share Transactions:
Proceeds from shares sold:
 14,382,799,048 and 12,930,964,595
 shares, respectively                                  14,382,799    12,930,965
Proceeds from shares issued in
 reinvestment of net investment income
 dividends:
 215,272,362 and 177,120,323 shares,
 respectively                                             215,273       177,120
Cost of shares repurchased:
 13,338,941,818 and 12,030,835,086
 shares, respectively                                 (13,338,942)  (12,030,835)
                                                     ------------   -----------
 Net increase in net assets resulting
  from capital share transactions                       1,259,130     1,077,250
                                                     ------------   -----------
Total Increase in Net Assets                            1,259,145     1,077,247

Net Assets:
Beginning of year                                       4,603,905     3,526,658
                                                     ------------   -----------
End of year                                            $5,863,050    $4,603,905
                                                    ============= =============



See Notes to Financial Statements


               Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Cash Management Trust of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     NET ASSET VALUE - The fund uses the penny-rounding method of valuing its shares, in accordance with Securities and Exchange Commission (SEC) rules.
This method permits the fund to maintain a constant net asset value of $1.00 per share, provided the market value of the fund's shares does not deviate from $1.00 by more than one-half of 1% and the fund complies with other restrictions set forth in the SEC rules.

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.
DIVIDENDS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2.   FEDERAL INCOME TAXATION
The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund.

     As of September 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $32,000, of which $33,000 related to appreciated securities and $1,000 related to depreciated securities. The cost of portfolio securities for book and federal income tax purposes was $5,891,320,000 at September 30, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $14,593,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.32% of the first $1 billion of average net assets; 0.29% of such assets in excess of $1 billion but not exceeding $2 billion; and 0.27% of such assets in excess of $2 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution with American Funds Distributors, Inc. (AFD), the fund may expend up to 0.15% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $4,353,000. As of September 30, 1999, accrued and unpaid distribution expenses were $342,000.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,887,000.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of Septmeber 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $26,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, including maturities, of $49,109,036,000 and $48,100,307,000, respectively, during the year ended September 30, 1999.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $456,000 includes $54,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios                     ------------ ------------ ----------
                                               Year ended  September 30
                                                       1999         1998       1997

Net Asset Value, Beginning of Year                   $1.00        $1.00      $1.00
                                              ------------ ------------ ----------
 Income From Investment Operations:
  Net investment income                               .045         .050       .049
                                              ------------ ------------ ----------
   Total from investment operations                   .045         .050       .049
                                               -----------  -----------  ---------
 Less Distributions:
  Dividends (from net investment income)             (.045)       (.050)     (.049)
                                               -----------  -----------  ---------
   Total distributions                               (.045)       (.050)     (.049)
                                               -----------  -----------  ---------
Net Asset Value, End of Year                         $1.00        $1.00      $1.00
                                                ==========   ==========   ========

Total Return                                          4.59%        5.15%      5.03%

Ratios/Supplemental Data:
 Net assets, end of year  (in millions)             $5,863       $4,604     $3,527
 Ratio of expenses to average net assets               .58%         .58%       .57%
 Ratio of net income to average net assets            4.52%        5.02%      4.93%


Per-Share Data and Ratios                       ----------    ---------

                                                       1996         1995

Net Asset Value, Beginning of Year                   $1.00        $1.00
                                                ----------    ---------
 Income From Investment Operations:
  Net investment income                               .050         .052
                                                ----------    ---------
   Total from investment operations                   .050         .052
                                               -----------    ---------
 Less Distributions:
  Dividends (from net investment income)             (.050)       (.052)
                                               -----------    ---------
   Total distributions                               (.050)       (.052)
                                                ----------    ---------
Net Asset Value, End of Year                         $1.00        $1.00
                                                  ========      =======

Total Return                                          5.06%        5.34%

Ratios/Supplemental Data:
 Net assets, end of year  (in millions)             $3,304       $2,996
 Ratio of expenses to average net assets               .60%         .60%
 Ratio of net income to average net assets            4.95%        5.21%



Report of Independent Accountants

To the Board of Trustees and Shareholders of The Cash Management Trust of
America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Cash Management Trust of America(the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
Los Angeles, California
October 29, 1999

1999 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

The U.S. Treasury Money Fund of America
Investment Portfolio
September 30, 1999
                                                            Principal        Market
                                                   Yield at    Amount         Value
                                                Acquisition     (000)         (000)
                                              -------------   ------- -------------
U.S. Treasury Securities - 99.99%

U.S. Treasury bills 10/7/99                   4.64% - 4.74%   $58,790       $58,740
U.S. Treasury bills 10/14/99                  4.57% - 4.80%    40,960        40,888
U.S. Treasury bills 10/21/99                  4.52% - 4.77%    29,470        29,395
U.S. Treasury bills 10/28/99                  4.60% - 4.73%    55,720        55,525
U.S. Treasury bills 11/4/99                   4.59% - 4.82%    56,790        56,556
U.S. Treasury bills 11/12/99                  4.60% - 4.92%    38,645        38,396
U.S. Treasury bills 11/18/99                  4.75% - 4.86%    55,130        54,807
U.S. Treasury bills 11/26/99                          4.91%    44,300        44,002
U.S. Treasury bills 12/2/99                   4.70% - 4.92%    43,980        43,632
U.S. Treasury bills 12/9/99                   4.67% - 4.90%    43,100        42,721
U.S. Treasury bills 12/23/99                  4.77% - 4.78%     2,000         1,978

                                                                      -------------
Total Investment Securities
 (cost: $466,561,000)                                                       466,640


Excess of cash and receivables                                                   55
 over payables                                                        -------------

Net Assets                                                                 $466,695
                                                                      =============

See Notes to Financial Statements



The U.S. Treasury Money Fund of America
Financial Statements
----------------------------------------             ------------  ------------
Statement of Assets and Liabilities
at September 30, 1999                                 (dollars in    thousands)
----------------------------------------             ------------  ------------
Assets:
Investment securities at market
 (cost: $466,561)                                                      $466,640
Cash                                                                        437
Receivables for --
 Sales of fund's shares                                                   2,002
                                                                   ------------
                                                                        469,079
Liabilities:
Payables for --
 Repurchases of fund's shares                              $2,157
 Dividends payable                                             67
 Management services                                          114
 Accrued expenses                                              46         2,384
                                                     ------------  ------------
Net Assets at September 30, 1999 --
 Equivalent to $1.00 per share on
 466,616,074 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                           $466,695
                                                                  =============

Statement of Operations
for the year ended September 30, 1999                 (dollars in    thousands)
                                                     ------------  ------------
Investment Income:
Income:
 Interest                                                              $ 19,153

Expenses:
 Management services fee                                   $1,272
 Distribution expenses                                        438
 Transfer agent fee                                           411
 Reports to shareholders                                       24
 Registration statement and prospectus                        138
 Postage, stationery and supplies                             108
 Trustees' fees                                                16
 Auditing and legal fees                                       31
 Custodian fee                                                 38
 Taxes other than federal income tax                            4
 Other expenses                                                 9         2,489
                                                     ------------  ------------
 Net investment income                                                   16,664
                                                                   ------------
Change in Unrealized Appreciation
 on Investments:
Net unrealized
 appreciation on investments:
 Beginning of year                                            219
 End of year                                                   79
                                                     ------------
  Net change in unrealized appreciation
    on investments                                                         (140)
                                                                   ------------
Net Increase in Net Assets Resulting
from Operations                                                         $16,524
                                                                   ============
Statement of Changes in Net
 Assets                                               (dollars in    thousands)
----------------------------------------             --------------------------
                                                       Year ended  September 30

                                                             1999          1998
Operations:                                          --------------------------
Net investment income                                      16,664       $13,215
Net change in unrealized appreciation
 on investments                                              (140)          141
                                                     --------------------------
 Net increase in net assets
  resulting from operations                                16,524        13,356
                                                     --------------------------
Dividends Paid to Shareholders                            (16,664)      (13,215)
                                                     --------------------------
Capital Share Transactions:
Proceeds from shares sold:
 774,656,722 and 660,343,206
 shares, respectively                                     774,656       660,344
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 15,676,872 and
 12,201,748 shares, respectively                           15,677        12,201
Cost of shares repurchased:
 679,107,911 and 596,431,556
 shares, respectively                                    (679,108)     (596,431)
                                                     --------------------------
 Net increase in net assets resulting
  from capital share transactions                         111,225        76,114
                                                     --------------------------
Total Increase in Net Assets                              111,085        76,255

Net Assets:
Beginning of year                                         355,610       279,355
                                                     --------------------------
End of year                                              $466,695      $355,610
                                                     ==========================


See Notes to Financial Statements


              Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - The U.S. Treasury Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     NET ASSET VALUE - The fund uses the penny-rounding method of valuing its shares, in accordance with Securities and Exchange Commission (SEC) rules.
This method permits the fund to maintain a constant net asset value of $1.00 per share, provided the market value of the fund's shares does not deviate from $1.00 by more than one-half of 1% and the fund complies with other restrictions set forth in the SEC rules.

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME <UNDEF> Security transactions are accounted for as of the trade date. Interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund.

     As of September 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $79,000, of which $115,000 related to appreciated securities and $36,000 related to depreciated securities. The cost of portfolio securities for book and federal income tax purposes was $466,561,000 at September 30, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $1,272,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC) with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $800 million of average net assets and 0.285% of such assets in excess of $800 million.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution with American Funds Distributors, Inc. (AFD), the fund may expend up to 0.15% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $438,000. As of September 30, 1999, accrued and unpaid distribution expenses were $38,000.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $411,000.

     DEFERRED TRUSTEES' FEES -   Trustees who are unaffiliated with CRMC may
elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $12,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, including maturities, of $2,078,933,000 and $1,986,103,000, respectively, during the year ended September 30, 1999.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $38,000 includes $19,000 that was paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS
------------------------------         --------------------------------------
                                              Year endSeptembe     30
                                       --------------------------------------
                                         1999    1998    1997   1996   1995
                                       --------------------------------------
Net Asset Value, Beginning
 of Year                                $1.00   $1.00   $1.00  $1.00  $1.00
                                       --------------------------------------

 Income from Investment
  Operations:
  Net investment income                  .039    .045    .046   .046   .048
   Total from investment               --------------------------------------
    operations                           .039    .045    .046   .046   .048
                                       --------------------------------------
 Less Distributions:
  Dividends (from net investment
   income)                              (.039)  (.045)  (.046) (.046) (.048)
                                       --------------------------------------
   Total distributions                  (.039)  (.045)  (.046) (.046) (.048)
                                       --------------------------------------
Net Asset Value, End of Year            $1.00   $1.00   $1.00  $1.00  $1.00
                                       ======================================
Total Return                             4.00%   4.63%   4.71%  4.66%  4.89%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                              $467    $356    $279   $256   $231
 Ratio of expenses to average
  net assets                              .59%    .59%    .53%   .65%   .67%
 Ratio of net income to
  average net assets                     3.95%   4.49%   4.61%  4.53%  4.79%



Report of Independent Accountants

To the Board of Trustees and Shareholders of The U.S. Treasury Money Fund of
America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The U.S. Treasury Money Fund of America(the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
Los Angeles, California
October 29, 1999

1999 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

THE TAX-EXEMPT MONEY FUND OF AMERICA
Investment Portfolio
September 30, 1999
                                                                        Principa Market
                                                               Yield at  Amount   Value
Municipal Securities                                           Acquisiti   (000)   (000)



Alabama  -  1.17%
 Town of Chatom, Industrial Development Board,
Pollution Control
  Revenue Refunding Bonds (Alabama Electric
 Cooperative, Inc.
  Project), Pooled Series 1993, TECP:
   3.40% 11/2/99                                                   3.40% $1,400  $1,400
   3.60% 11/2/99                                                    3.60   1,600   1,600

Alaska  -  4.15%
 City of Valdez, Marine Terminal Revenue Refunding
 Bonds
 (ARCO Transportation Alaska, Inc. Project),TECP:
  1994 Series A,
   3.35% 10/12/99                                                   3.35   1,500   1,500
   3.45% 11/08/99                                                   3.45   2,200   2,200
   3.55% 11/08/99                                                   3.55   1,700   1,700
   3.55% 11/12/99                                                   3.55   1,500   1,500
  1994 Series C, 3.25% 10/06/99                                     3.25   2,000   2,000
 City of Valdez, Variable Rate Marine Terminal
 Revenue Refunding
  Bonds (Mobil Alaska Pipeline Co. Project),
1993 Series A,
  3.77% 10/6/99*                                                    3.77   1,700   1,700

Arizona  -  3.95%
 Salt River Project Agricultural Improvement and
 Power District,
  Promissory Notes, TECP:
   Series B:
    3.30% 10/18/99                                                  3.30   1,000   1,000
    3.35% 10/26/99                                                  3.35   2,100   2,100
   Series G, 3.45%  11/09/99                                        3.45   2,000   2,000
   Series L:
    3.40% 11/03/99                                                  3.40   2,000   2,000
    3.50% 11/05/99                                                  3.50   2,000   2,000
 County of Apache, Industustrial Development
 Revenue Bonds,(Tuscon Electric Power Co.
 Springerville Project), 1983 Series B, 3.85%
 10/6/99*                                                           3.85   1,000   1,000

Connecticut  -  1.06%
 Health and Educational Facilities Authority, Revenue
 Bonds, Yale University Issue, Series T, 3.70%, 10/7/99*            3.70   2,700   2,700

Florida  -  5.91%
 Florida Municipal Power Agency Initial Pooled
 Loan Project
  Commercial Paper Notes, Series A, TECP:
   3.35% 10/07/99                                                   3.35   3,000   3,000
   3.55% 10/14/99                                                   3.55   1,990   1,990
   3.35% 10/19/99                                                   3.35   1,400   1,400
 Jacksonville Electric Authority Electric System,TECP:
  Series A, TECP:
   3.15% 10/06/99                                                   3.15   1,500   1,500
   3.45% 10/13/99                                                   3.45   2,000   2,000
  Series C-1:
   3.35% 10/05/99                                                   3.35   2,000   2,000
   3.35% 10/06/99                                                   3.35   2,000   2,000
   3.50% 11/03/99                                                   3.50   1,200   1,200

Idaho  -  0.59%
 Tax Anticipation Notes, Series 1999, 4.25% 6/30/00                 3.42   1,500   1,507

Indiana  -  2.39%
 City of Fort Wayne, Hospital Authority, Variable
   Rate Demand Bonds (Parkview Memorial
   Hospital,Inc. Project), Series 1989B, 3.80% 10/7/99*             3.80   1,600   1,600
 City of Sullivan, Pollution Control Revenue Bonds
  (Hoosier Energy Rural Electric Cooperative, Inc.
  Project), Series 1985L-4, TECP:
   3.65% 10/26/99                                                   3.65   2,000   2,000
   3.65% 11/16/99                                                   3.65   2,500   2,500

Iowa  -  1.18%
 Iowa School Cash Anticipation Program, Iowa
   School Corporations, Warrant Certificates,
   1998-99 Series A, FSA Insured, 4.00% 6/23/00                     3.44   3,000   3,006

Kentucky  -  2.13%
 Asset/Liability Commission General Fund Tax
  and Revenue Anticipation Notes, 1999 Series A,
  4.25% 6/28/00                                                     3.54   2,400   2,411
 Pendleton County, Multi-County Lease Revenue Bonds
  (Kentucky Association of Counties Leasing Trust
   Program), Series 1989, Money Market Municipal, TECP:
   3.35% 10/7/99                                                    3.35   1,785   1,785
   3.40% 11/2/99                                                    3.40   1,250   1,250

Louisiana  -  0.43%
 South Louisiana Port Commission, Port Facility
   Revenue Bonds (Holman Inc. Project), Series
   1997, AMT, 3.85% 10/6/99*                                        3.85   1,100   1,100

Maryland  -  10.25%
 Maryland Health and Higher Education Facilities
   Authority, Pooled Loan Program Revenue Notes
  (The Johns Hopkins Hospital), Series C, TECP:
   3.15% 10/5/99                                                    3.15   1,000   1,000
   3.55% 11/15/99                                                   3.55   2,200   2,200
  Series D, 3.75% 10/7/99*                                          3.75   2,485   2,485
 Anne Arundel County, Economic Development Revenue
   Bonds (Baltimore Gas and Electric Co. Project):
   Series 1985:
    3.45% 10/6/99                                                   3.45   1,000   1,000
    3.50% 11/4/99                                                   3.50   3,000   3,000
   Series 1988, AMT:
    3.30% 10/4/99                                                   3.30   2,000   2,000
    3.40% 10/12/99                                                  3.40   1,500   1,500
    3.35% 10/14/99                                                  3.35   2,000   2,000
 Montgomery County, Consolidated Commercial Paper
  Bond Anticipation Notes, Series 1995, TECP:
   3.25% 10/4/99                                                    3.25   4,000   4,000
   3.35% 10/15/99                                                   3.35   3,000   3,000
   3.45% 11/5/99                                                    3.45   3,000   3,000
 Washington Suburban Sanitary District (Montgomery
  and Prince George's Counties), Sewage Disposal
  Bonds, Series 1993, 5.00% 06/01/00                                2.01   1,000   1,009

Massachusetts  -  1.17%
 "yield at acquisition" reflects current coupon rate.
  Revenue Variable Rate Bonds (Lassell Village Project),
  Series 1998C,  3.65% 10/6/99*                                     3.65   3,000   3,000

Michigan  -  0.39%
 Regents of the University of Michigan, Public Higher
  Education Revenue Notes, Series B, TECP,
  3.20% 10/20/99                                                    3.20   1,000   1,000

Minnesota  -  4.19%
 City of Rochester, Health Care Facilities Revenue
   Bonds (Mayo Foundation/Mayo Medical Center),
   Adjustable Tender, TECP:
   Series 1992A:
    3.35% 10/18/99                                                  3.35   2,400   2,400
    3.30% 10/19/99                                                  3.30   5,700   5,700
   Series 1992C, 3.35% 10/20/99                                     3.35   2,600   2,600

Missouri  -  1.41%
 Higher Education Loan Authority, Adjustable Rate
  Demand Student Loan Revenue Bonds, AMT*:
   Series 1990A, 3.90% 10/6/99                                      3.90   1,600   1,600
   Series 1990B, 3.90% 10/6/99                                      3.90   1,000   1,000
 City of Columbia, Special Obligation Insurance
  Reserve Bonds, Series 1988A, 3.70% 10/6/99*                       3.70   1,000   1,000

New Jersey  -  1.29%
 Tax and Revenue Anticipation Notes, Series 2000A,
 TECP, 3.50% 10/28/99                                               3.50   3,300   3,300

New York  -  1.41%
 State Housing Finance Agency, Revenue Bonds
  (Saxony Housing), 1997 Series A, AMT 3.75% 10/6/99*               3.75   3,600   3,600

North Carolina  -  4.35%
 Eastern Municipal Power Agency, TECP, 3.45% 10/6/99                3.45   4,000   4,000
 Educational Facilities Finance Agency, Revenue Bonds
  (Duke University Project):
   Series 1991D, 3.65% 10/7/99*                                     3.65   1,800   1,800
   Series 1992A, 3.65% 10/7/99*                                     3.65   2,800   2,800
 Board of Governors of the University of North Carolina
  at Chapel Hill, Athletic Facilities Revenue Bonds,
  Series 1998, 3.80% 10/7/99*                                       3.80   2,500   2,500

Ohio  -  5.83%
 Water Development Authority, Pollution Control
  Revenue Bonds, Series 1988 (Duquesne Light Co.
  Project), TECP, AMT, 3.45% 10/29/99                               3.45   3,000   3,000
 City of Cleveland, Income Tax Revenue Bonds,
  3.80% 10/6/99*                                                    3.80   4,500   4,500
 County of Hamilton, Hospital Revenue Bonds
  (Bethesda Hospital, Inc.), Series 1995, 3.65%
  10/7/99*                                                          3.65   2,100   2,100
 Ohio State University, Revenue Bonds, Series
  1998A, TECP:
  3.30% 10/21/99                                                    3.30   2,300   2,300
  3.40% 10/25/99                                                    3.40   3,000   3,000

Pennsylvania  -  13.15%
 Higher Education Assistance Agency Student
  Loan Adjustable Rate Revenue Bonds, 1997
  Series A, AMT, 3.95% 10/6/99*                                     3.95   2,000   2,000
 Beaver County Industrial Development Authority,
  Pollution Control Revenue Refunding Bonds
  (Duquesne Light Co. Beaver Valley Project),
  1990 Series C, TECP, 3.30% 10/22/99                               3.30   3,000   3,000
 Carbon County Industrial Development Authority,
  Resource Recovery Revenue Bonds (Panther
  Creek Partners Project), TECP,AMT:
   Series 1990B, 3.40% 10/27/99                                     3.40   3,000   3,000
   Series 1990B, 3.55% 11/12/99                                     3.55   2,500   2,500
   Series 1992A, 3.20% 10/5/99                                      3.20   4,000   4,000
 Delaware County Industrial Development Authority:
  Pollution Control Revenue Refunding Bonds (Philadelphia
  Electric Co.Project), 1998 Series A, FGIC Insured, TECP:
   3.35% 10/7/99                                                    3.35   4,600   4,600
   3.35% 10/8/99                                                    3.35   3,500   3,500
   3.40% 10/8/99                                                    3.40   2,000   2,000
  Solid Waste Revenue Bonds (Scott Paper Co. Project),
   Series 1984D, 3.80% 10/6/99*                                     3.80   1,000   1,000
 Montgomery County Industrial Development Authority
  Variable Rate Demand Commercial Development
  Revenue Bonds (Valley ForgePlaza Associates -
  Trasde Shoe Facilities Project),Series T, 3.80%
  10/7/99*                                                          3.80   4,000   4,000
 Venango Industrial Development Authority,
  Resource Recovery Revenue Bonds (Scrubgrass
  Project), Series 1990A, TECP, AMT:
   3.35% 10/14/99                                                   3.35   2,500   2,500
   3.60% 10/26/99                                                   3.60   1,500   1,500

South Carolina  -  2.13%
 Public Service Authority (Santee Cooper Hydroelectric
  Project), Series 1998, TECP, 3.55% 11/1/99                        3.55   1,500   1,500
 Lexington County Health Service District, Inc.,
  Hospital Revenue Refunding and Improvement
  Bonds, Series 1997, 4.75% 11/1/99                                 3.20   1,590   1,591
 York County, Pollution Control Facilities Revenue
  Refunding Bonds(Duke Power Company Project),
  Series 1990, 3.40% 10/18/99                                       3.40   2,350   2,350

Tennessee  -  3.29%
 Montgomery County Public Building Authority,
  Pooled Financing Revenue Bonds, Series 1997
(Tennessee County Loan Pool), 3.80% 10/7/99*                        3.80   8,400   8,400

Texas  -  14.33%
 Tax and Revenue Anticipation Notes, Series 1999A,                  3.72   6,700   6,750
 4.50% 8/31/00 Board of Regents of the Texas A&M
  University System, Permanent University Fund
  Subordinate Lien Notes, Series B, TECP, 3.40%
  10/20/1999                                                        3.40   2,800   2,800
 Board of Regents of the University of Texas System,
  Revenue Financing System Commercial Paper Notes,
  Series A, TECP, 3.40% 10/21/99                                    3.40   2,500   2,500
 City of Austin (Travis and Williams Counties),
  Combined Utility Systems Notes, Series A, TECP,
  3.40% 10/28/99                                                    3.40   1,900   1,900
 Brazos Higher Education Authority Inc., Student Loan
  Revenue Bonds, Series 1993B-1, AMT, 3.75% 10/6/99*                3.75   1,000   1,000
 Brazos River Authority, Collateralized Pollution
  Control Revenue Refunding Bonds (Texas Utilities
  Electric Co, Project):
   Series D, MBIA Insured, AMT, 3.90% 10/6/99*                      3.90   3,000   3,000
   Series 1994, TECP, AMT, 3.40 10/13/99                            3.40   1,500   1,500
 City of Brownsville Utility System, Series A, TECP,
  3.30% 10/15/99                                                    3.30   1,950   1,950
 Harris County General Obligation Notes, Series A,
  TECP:
  3.45% 10/1/99                                                     3.45   2,315   2,315
  3.50% 10/25/99                                                    3.50   1,700   1,700
 City of Houston, General Obligation Commercial
  Paper Notes, TECP, Series B, 3.25 10/1/99                         3.25   2,000   2,000
 City of Midlothian Industrial Development Corporation,
  Variable Rate Demand Pollution Control Revenue Bonds
  (Box-Crow Cement Company Project), 3.75% 10/6/99*                 3.75   4,300   4,300
 South Texas Higher Education Authority, Inc.,
  Student Loan Revenue Bonds, Series 1997,
  MBIA Insured, AMT, 3.80% 10/6/99*                                 3.80   4,900   4,900

Virginia  -  4.38%
 General Obligation Bond Anticipation Notes,
  Series 1998, TECP, 3.20% 10/12/99                                 3.20   1,700   1,700
 Peninsula Ports Authority, Coal Terminal Revenue
  Refunding Bonds (Dominion Terminal Associates
  Project), Series 1987-B, TECP, 3.30% 10/13/99                     3.30   2,100   2,100
 City of Hampton, Industrial Development Authority,
  Hospital Facilities Revenue Bonds Sentara Health
  System Obligated Group), Series 1997B, TECP,
  3.55% 10-27-99                                                    3.55   2,900   2,900
 City of Norfolk, Industrial Development Authority,
  Hospital Revenue Bonds (Sentara Hospitals -
  Norfolk Project) Series 1990A, TECO, 3.55% 11/9/99                3.55   4,500   4,500

Washington  -  2.67%
 Port of Seattle:
 Variable Rate General Obligation Bonds,
  Series 1985, 3.77% 10/6/99*                                       3.77   3,000   3,000
 Subordinate Lien Revenue Notes, Series A, TECP:
  3.40% 10/1/99                                                     3.40   2,310   2,310
  2.80% 11/3/99                                                     3.40   1,500   1,500

West Virginia  -  0.63%
 The County Commission of Marion County, Solid
  Waste Disposal Facility Revenue Bonds, 1990
  Series A (Grant Town Cogeneration Project),
  AMT, 3.85% 10/6/99*                                               3.85   1,600   1,600

Wisconsin  -  5.60%
 General Obligation Bonds, Series 1998A, TECP,                      3.55   2,631   2,631
  3.55% 10/29/99 Health and Educational Facilities
  Authority, Variable Rate Demand Revenue Bonds
  (Felican Services, Inc. Obligated Group), Series
  1997A, AMBAC Insured, 3.80 10/6/99*                               3.80   5,000   5,000
 Transportation Revenue Commercial Paper Notes
  of 1997, Series A, TECP:
  Series A, TECP:
   3.35% 10/8/99                                                    3.35   1,000   1,000
   2.50% 11/4/99                                                    3.50   2,305   2,305
   3.5% 11/10/99                                                    3.50   3,363   3,363

Wyoming  -  1.02%
 Tax and Revenue Anticipation Notes, Series 1999,
  4.00% 6/27/00                                                     3.30   1,600   1,603
 Sweetwater County Pollution Control Revenue
  Bonds (PacificCorp Projects), Series 1988A,
TECP, 3.40% 10/4/99                                                 3.40   1,000   1,000
                                                                                ----------
Total Tax-Exempt Securities (cost: $256,624,000)
Excess of payables over cash and receivables                                     256,611
                                                                                   (1,171)
                                                                                ----------
                                                                                 255,440
NET ASSETS                                                                       ======


*   Coupon rate may change periodically;
 "yield at acquisition" reflects current coupon rate.


The Tax-Exempt Money Fund of America
Financial Statements
---------------------------------                 ------------    ------------
Statement of Assets and Liabilities               (dollars in
at September 30, 1999                               thousands)
---------------------------------                 ------------    ------------
Assets:
Investment securities at market
 (cost: $256,624)                                                     $256,611
Cash                                                                       248
Receivables for--
 Sales of fund's shares                                   $648
 Accrued interest                                          906           1,554
                                                  ------------    ------------
                                                                       258,413
Liabilities:
Payables for--
 Purchases of investments                                1,011
 Repurchases of fund's shares                            1,826
 Dividends payable                                          31
 Management services                                        86
 Accrued expenses                                           19           2,973
                                                  ------------    ------------
Net Assets at
 September 30, 1999 --
 Equivalent to $1.00 per share on
 255,515,417 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                          $255,440
                                                                 =============
Statement of Operations
for the year ended September 30, 1999              (dollars in      thousands)
                                                  ------------    ------------
Investment Income:
Income:
 Interest                                                               $7,148
Expenses:
 Management services fee                                $1,003
 Distribution expenses                                     109
 Transfer agent fee                                        153
 Reports to shareholders                                    15
 Registration statement
  and prospectus                                            82
 Postage, stationery
  and supplies                                              54
 Trustees' fees                                             15
 Auditing and legal fees                                    34
 Custodian fee                                              63
 Taxes other than federal income tax                         3
 Other expenses                                             14
                                                  ------------
  Total expenses before
   reimbursement                                         1,545
 Reimbursement of expenses                                  56           1,489
                                                  ------------    ------------
 Net investment income                                                   5,659
                                                                  ------------
Change in Unrealized Appreciation
 (Depreciation) on Investments:
Net unrealized appreciation
 (Depreciation) on investments:
 Beginning of year                                          46
 End of year                                               (13)
                                                  ------------
  Net change in unrealized
   appreciation (depreciation)
   on investments                                                          (59)
                                                                  ------------
Net Increase in Net Assets
 Resulting from Operations                                              $5,600
                                                                  ============

Statement of Changes in Net Assets
                                                   (dollars in      thousands)
---------------------------------                -------------   -------------
                                                    Year ended    September 30

                                                          1999            1998
Operations:                                      -------------   -------------
Net investment income                                   $5,659          $5,296
Net change in unrealized
 appreciation (depreciation)
 on investments                                            (59)             37
                                                 -------------   -------------
 Net increase in net
  assets resulting
  from operations                                        5,600           5,333
                                                 -------------   -------------
Dividends Paid to Shareholders                          (5,698)         (5,316)
                                                 -------------   -------------
Capital Share Transactions:
Proceeds from shares sold:
 475,331,901 and 373,325,429
 373,325,429 shares,
 respectively                                          475,332         373,325
Proceeds from shares issued
 in reinvestment of net
 investment income
 dividends 5,248,578
 and 4,856,600 shares,
 respectively                                            5,249           4,857
Cost of shares repurchased:
 423,236,513 and
 339,912,546 shares
 respectively                                         (423,237)       (339,912)
                                                 -------------   -------------
 Net increase in net assets
  resulting from capital
  share transactions                                    57,344          38,270
                                                 -------------   -------------
Total Increase in Net Assets                            57,246          38,287

Net Assets:
Beginning of year                                      198,194         159,907
                                                 -------------   -------------

End of year                                           $255,440        $198,194
                                                 =============  ==============


See Notes to Financial Statements


               Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - The Tax-Exempt Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities with effective maturities of one year or less.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     NET ASSET VALUE - The fund uses the penny-rounding method of valuing its shares, in accordance with Securities and Exchange Commission (SEC) rules.
This method permits the fund to maintain a constant net asset value of $1.00 per share, provided the market value of the fund's shares does not deviate from $1.00 by more than one-half of 1% and the fund complies with other restrictions set forth in the SEC rules.

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2.   FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund.

As of September 30, 1999, net unrealized depreciation on investments for book and federal income tax purposes aggregated $13,000, of which $3,000 related to appreciated securities and $16,000 related to depreciated securities. The cost of portfolio securities for book and federal income tax purposes was $256,624,000 at September 30, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $1,003,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement in effect through October 1, 1999, provided for monthly fees, accrued daily, based on an annual rate of 0.44% of the first $200 million of average net assets; 0.42% of such assets in excess of $200 million but not exceeding $600 million; 0.38% of such assets in excess of $600 million but not exceeding $1.2 billion; and 0.34% of such assets in excess of $1.2 billion.

     The Investment Advisory and Service Agreement also provided for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of twelve consecutive months, provided no advances are outstanding, or October 2, 1999. CRMC had also voluntarily agreed to waive its fees to the extent necessary to ensure that the fund's expenses do not exceed 0.65% of the average daily net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $56,000 for the year ended September 30, 1999.

     The Board of Trustees approved an amended agreement effective October 2, 1999, reducing the fees to 0.39% of the first $200 million of average net assets; 0.37% of such assets in excess of $200 million but not exceeding $600 million; 0.33% of such assets in excess of $600 million but not exceeding $1.2 billion; and 0.29% of such assets in excess of $1.2 billion.

     DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution with American
Funds Distributors, Inc. (AFD), the fund may expend up to 0.15% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $109,000. As of September 30, 1999, accrued and unpaid distribution expenses were $7,000.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $153,000.

     DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $11,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, including maturities of $1,277,000,000 and $1,217,379,000, respectively, during the year ended September 30, 1999.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $63,000 includes $4,000 that was paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS
-----------------------------------------------------------------------------------------
                                                      Year ended September 3
                                                      -----------------------------------
                                                             1999       1998       1997
                                                      -----------------------------------
Net Asset Value, Beginning of Year                         $1.00      $1.00      $1.00
                                                      -----------------------------------
 Income from Investment Operations:
  Net investment income                                      .025       .029       .029
                                                      -----------------------------------
   Total from investment operations                          .025       .029       .029
                                                      -----------------------------------
 Less Distributions:
  Dividends (from net investment income)                   (.025)     (.029)     (.029)
                                                      -----------------------------------
   Total distributions                                     (.025)     (.029)     (.029)
                                                      -----------------------------------
Net Asset Value, End of Year                               $1.00      $1.00      $1.00
                                                       ========== ========== ============
Total Return                                                2.51%      2.97%      2.94%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                      $255       $198       $160
 Ratio of expenses to average net assets --                 0.68%       .71%       .74%
 before fee waiver
 Ratio of expenses to average net assets --                 0.65%       .65%       .65%
 after fee waiver
 Ratio of net income to average net assets                  2.33%      2.94%      2.94%


                                                             1996       1995
                                                      ------------------------
Net Asset Value, Beginning of Year                         $1.00      $1.00
                                                      ------------------------
 Income from Investment Operations:
  Net investment income                                      .029       .031
                                                      ------------------------
   Total from investment operations                          .029       .031
                                                      ------------------------
 Less Distributions:
  Dividends (from net investment income)                   (.029)     (.031)
                                                      ------------------------
   Total distributions                                     (.029)     (.031)
                                                      ------------------------
Net Asset Value, End of Year                               $1.00      $1.00
                                                       ========== ============
Total Return                                                2.91%      3.14%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                      $144       $150
 Ratio of expenses to average net assets --                  .77%       .75%
 before fee waiver
 Ratio of expenses to average net assets --                  .65%      .65%
 after fee waiver
 Ratio of net income to average net assets                  2.88%      3.09%


Report of Independent Accountants

To the Board of Trustees and Shareholders of The Tax-Exempt Money Fund of
America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Money Fund of America(the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
Los Angeles, California
October 29, 1999

1999 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends.

Dividends received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.